TAXES ON INCOME	6 Months Ended
Jun. 30, 2015
Income Tax Disclosure [Abstract]
TAXES ON INCOME
NOTE 7:	TAXES ON INCOME

The total amount of net unrecognized tax benefits was $705 and $1,336 as of December 31, 2014 and June 30, 2015 respectively. The Company accrues interest, relating to unrecognized tax benefits, in its provision for income taxes. As of December 31, 2014 and June 30, 2015 accrued interest related to uncertain tax positions amounted to $198 and $221, respectively.

The main reason that the effective tax rate is lower than that of the statutory tax rate is due to utilization of carried forward tax losses for which valuation allowance was provided and effect of “Approved, Beneficiary or Preferred Enterprise” status.